Execution Version

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

Exhibit 10.3

AMENDMENT TO THE SHARE PURCHASE AGREEMENT

This amendment dated as of August 29, 2025 (this “Amendment”), is entered into by and among AstraZeneca Treasury Limited, a company incorporated in England and Wales under no. 02910116 whose registered office is at 1 Francis Crick Avenue, Cambridge Biomedical Campus, Cambridge, United Kingdom, CB2 0AA (“Purchaser”), FibroGen China Anemia Holdings, Ltd., an exempted company incorporated in the Cayman Islands with company number CT-269471 whose registered office is at the offices of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the “Seller”) and FibroGen, Inc., a company incorporated in Delaware with principal executive offices at 350 Bay St, Ste 100 # 6009 San Francisco, CA 94133 (the “Parent”). Purchaser and the Seller are sometimes referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties are party to that certain Share Purchase Agreement dated February 20, 2025 related to the sale and purchase of the Purchased Shares (the “Agreement”);

WHEREAS, the Parties wish to amend the Agreement in accordance with and subject to the terms and conditions of this Amendment; and

WHEREAS, in consideration of the respective covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE I – DEFINITIONS AND INTERPRETATION

1.1
Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

1.2
Interpretation. Section 1.2 of the Agreement shall be deemed to be incorporated into this Amendment by reference mutatis mutandis, save that references to “this Agreement” shall be construed as references to “this Amendment”.

ARTICLE II – AMENDMENTS

2.1
[*]. With effect from February 20, 2025 (the “Effective Date”), the Parties agree as follows:

a.
The definition of “[*]” in Section 1.1 of the Agreement shall be deleted in its entirety and replaced with the following:

[*]

b.
A new definition of “[*]” shall be inserted in Section 1.1 of the Agreement:

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

c.
A new definition of “[*]” shall be inserted in Section 1.1 of the Agreement:

[*]

d.
The definition of “[*]” in Section 1.1 of the Agreement shall be deleted in its entirety;

e.
Schedule 7.2(c) to the Agreement shall be deleted in its entirety;

f.
Section 7.2(c) of the Agreement shall be deleted in its entirety and replaced with the following:

(c) [*].

2.2
[*].

a.
With effect from the Effective Date, the Parties agree that [*] set forth on Schedule 2.6(c)(xvi)[*] of the Agreement shall be amended to include [*] set forth in Schedule 2.2(a)(i) to this Amendment. For the avoidance of doubt, following the amendments contemplated by this Section 2.2(a), [*], the Parties agree that [*] set forth on Schedule 2.6(c)(xvi)[*] of the Agreement shall be amended in its entirety as set forth on Schedule 2.2(a)(ii) to this Amendment. Furthermore, Parent shall assign [*] set out on Schedule 2.2(a)(ii) to this Amendment to AstraZeneca AB, a limited company incorporated in Sweden under no. 556011-7482 with registered address at 151 85 Södertälje, Sweden, rather than to the Company.

b.
Following the [*] anniversary of the Closing Date, [*] and wish to use [*] as may be approved by Purchaser, [*], Purchaser agrees to cooperate with Parent [*]. The Parties agree that such right shall be granted for [*]. Should Purchaser and the Company decide to cease all use of, and to abandon, [*], prior to ceasing all use of the [*] and allowing all then existing registrations and applications for [*] to be abandoned, Purchaser agrees to notify Parent in writing reasonably in advance of such abandonment and allow Parent to request assignment of such [*] to Parent. Purchaser, Company and Parent agree to discuss and negotiate in good faith whether additional terms and/or an agreement are needed to govern any assignment of the [*] back to Parent.

2.3
[*]. [*], the Parties agree that [*] set forth on Schedule 2.6(c)(xvi)[*] of the Agreement shall be amended in its entirety (a) to include the additional [*] set forth in Schedule 2.3(a) to this Amendment, and (b) to remove certain [*] set forth in Schedule 2.3(b) to this Amendment. [*]. For the avoidance of doubt, following the amendments contemplated by this Section 2.3, [*], the Parties agree that [*] set forth on Schedule 2.6(c)(xvi)[*] of the Agreement shall be amended in its entirety as set forth on Schedule 2.3(c) to this Amendment. Furthermore, Parent shall assign [*] set forth on Schedule 2.3(c) to this Amendment to AstraZeneca AB, a limited company incorporated in Sweden under no. 556011-7482 with registered address at 151 85 Södertälje, Sweden, rather than to the Company.

2.4
Employment Matters. With effect from the Effective Date, Section 6.11(a) shall be deleted in its entirety and replaced with:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

[*].

2.5
Calculation Time. With effect from the Effective Date, the Parties agree that the definition of “Calculation Time” in Section 1.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“Calculation Time” means 12:01 a.m., People’s Republic of China time, on the Closing Date.

2.6
No Other Amendments. Except as set forth in this Amendment, no other amendments are made to the Agreement and the remainder of the Agreement shall remain unchanged. Any reference to the Agreement from and after the Effective Date shall be deemed and construed as meaning the Agreement as amended by this Amendment.

ARTICLE III – WAIVER

3.1
[*]. Pursuant to Section 10.6 of the Agreement, Purchaser hereby irrevocably waives the requirement of Seller under Section 2.6(c)(xii)(B) and Section 7.2(e) of the Agreement to deliver to Purchaser the partial assignment, transfer or novation of the [*].

ARTICLE IV – MISCELLANEOUS

4.1
Confidentiality. This Amendment and the matters set forth herein are strictly confidential and the provisions of Section 6.2(f) (Confidentiality) of the Agreement shall apply.

4.2
Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed original counterpart of this Amendment.

4.1
Governing Law and Jurisdiction. The terms of Section 10.3 (Governing Law), Section 10.4 (Jurisdiction and Waiver), and Section 10.5 (Waiver of Jury Trial) of the Agreement are incorporated herein by reference as if set forth herein and shall apply to the terms and provisions of this letter agreement, mutatis mutandis, save that references to “this Agreement” shall be construed as references to “this Amendment”.

[Signature Pages Follow]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the Parties have executed this Amendment or caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

FIBROGEN CHINA ANEMIA HOLDINGS, LTD.

By: /s/ [*]

Name: [*]

Title: [*]

FIBROGEN, INC.

By: /s/ [*]

Name: [*]

Title: [*]

FibroGen C:00056588.1

ASTRAZENECA TREASURY LIMITED

By: /s/ [*]

Name: [*]

Title: [*]

[Signature Page to the SPA Amendment]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE 2.2(a)(i)

[*]

[Schedule 2.2(a)(i) to the SPA Amendment]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE 2.2(a)(ii)

[*]

[Schedule 2.2(a)(ii) to the SPA Amendment]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE 2.3(a)

[*]

[Schedule 2.3(a) to the SPA Amendment]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE 2.3(b)

[*]

[Schedule 2.3(b) to the SPA Amendment]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE 2.3(c)

[*]

[Schedule 2.3(c) to the SPA Amendment]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT D

[*]

[Exhibit D to the SPA]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.